Exhibit 11

                             Joint Filing Agreement
                             ----------------------

         Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of each of the undersigned. This Agreement may be signed by the undersigned in separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

Dated: April 7, 2000

                                            EDGECLIFF HOLDINGS, LLC


                                            By: /s/ William J. Yung
                                                -------------------
                                                Name:  William J. Yung
                                                Title: President


                                            CASUARINA CAYMAN HOLDINGS LTD.


                                            By: /s/ William J. Yung
                                                -------------------
                                                Name:  William J. Yung
                                                Title: President


                                            EDGECLIFF MANAGEMENT, LLC


                                            By: /s/ William J. Yung
                                                -------------------
                                                Name:  William J. Yung
                                                Title: President

                                            1994 WILLIAM J. YUNG FAMILY TRUST

                                            By: The Fifth Third Bank,
                                                as Trustee

                                                By: /s/ Timothy A. Rodgers
                                                    ----------------------
                                                    Name:  Timothy A. Rodgers
                                                    Title: Trust Officer


                                            /s/ Joseph Yung
                                            ---------------
                                            Joseph Yung


                                            /s/ William J. Yung
                                            -------------------
                                            William J. Yung


                                            THE 1998 WILLIAM J. YUNG AND MARTHA
                                            A. YUNG FAMILY TRUST

                                            By: The Fifth Third Bank,
                                                as Trustee

                                                By: /s/ Timothy A. Rodgers
                                                    ----------------------
                                                    Name:  Timothy A. Rodgers
                                                    Title: Trust Officer